UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 7, 2008



                        Commission file number: 1-10024

                             BKF CAPITAL GROUP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                                   36-0767530
 ------------------------------                   ------------------
 State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization                    Identification No.)



               One Rockefeller Plaza, New York, New York   10020
             -----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



                                 (212) 332-8400
               --------------------------------------------------
              (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

          (a) Dismissal of Holtz Rubenstein Reminick LLP.

          (i) On October 7, 2008 the registrant dismissed Holtz Rubenstein Reminick LLP as its independent accountants.

          (ii) The audit report of Holtz Rubenstein Reminick LLP on the financial statements for the fiscal year ended December 31, 2007 contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles. The audit report of Holtz Rubenstein Reminick LLP on the financial statements for the fiscal year ended December 31, 2007 did, however, contain an explanatory paragraph relating to the uncertainty of the registrant's ability to continue as a going concern.

          (iii) The Board of Directors of the registrant, participated in and approved the decision to change independent accountants.

          (iv) In connection with its audit for the most recent fiscal year and through October 7, 2008, there have been no disagreements with Holtz Rubenstein Reminick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Holtz Rubenstein Reminick LLP would have caused them to make a reference thereto in their report on the financial statements for such periods.

          (v) During the two most recent fiscal years and through October 7, 2008, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (vi) The registrant has requested that Holtz Rubenstein Reminick LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Holtz Rubenstein Reminick LLP is attached hereto as Exhibit 16.1 to this Form 8-K.

          (b) Appointment of Mark Bailey & Company, Ltd.

          (i) The registrant engaged Mark Bailey & Company, Ltd. as its new independent accountants, as of October 8, 2008. During the two most recent fiscal years and through October 8, 2008 the registrant has not consulted Mark Bailey & Company, Ltd. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the registrant, and either a written report was provided to the registrant or oral advice was provided that Mark Bailey & Company, Ltd. concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing, or financial reporting issue.

          (ii) During the two most recent fiscal years and through October 8, 2008 the registrant has not consulted Mark Bailey & Company, Ltd. regarding any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

          (iii) the registrant has requested that Mark Bailey & Company, Ltd. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Mark Bailey & Company, Ltd. is attached hereto as Exhibit 16.2 to this Form 8-K.


Section 8 - Other Events

Item 8.01 Other Events.

          During a meeting of the Board of Directors of the registrant on October 6, 2008, Steven N. Bronson was appointed Chairman of the Board of Directors and Leonard Hagan and John Brunjes were appointed as the members of the registrant's audit committee and compensation committee.

          Additionally, on October 6, 2008, the Board of Directors of the registrant appointed Steven N. Bronson as President and Treasurer of the registrant effective October 1, 2008. For his services Mr. Bronson shall receive an annual salary of $150,000 per year. A copy of Mr. Bronson's employment agreement with the registrant is attached hereto as Exhibit 10.35. Also on October 6, 2008, the Board of Directors appointed Leonard Hagan as the Secretary of the registrant.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

           The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit       Description
-------       -----------
10.35         Employment Agreement between BKF Capital Group, Inc.
              and Steven N. Bronson, dated as of October 1, 2008.

16.1          Letter from Holtz Rubenstein Reminick LLP

16.2          Letter from Mark Bailey & Company, Ltd.



                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 9, 2008


                                           BKF CAPITAL GROUP, INC.
                                           (Registrant)



                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President